Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

JBG SMITH PROPERTIES

as of December 31, 2024

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	12100 Sunset Hills, L.L.C.	Delaware
5	1229-1231 25th Street LLC	Delaware
6	1241-1251 6th Street NE, L.L.C.	Delaware
7	1244 South Capitol Residential, L.L.C.	Delaware
8	1250 First Street Office, L.L.C.	Delaware
9	1263 First Street, L.L.C.	Delaware
10	1270 4th Street NE, L.L.C.	Delaware
11	1275 5th Street NE, L.L.C.	Delaware
12	1331 5th Street NE, L.L.C.	Delaware
13	1400 Eads Street LLC	Delaware
14	1400 Eads Street Sub LLC	Delaware
15	1460 Richmond Highway, L.L.C.	Delaware
16	1601 Fairfax Drive, L.L.C.	Delaware
17	1730 M Lessee, L.L.C. (Shelf Entity)	Delaware
18	1730 M, L.L.C.	Delaware
19	1770 Crystal Drive, L.L.C. (Shelf Entity)	Virginia
20	1800 S. Bell, L.L.C. (Shelf Entity)	Delaware
21	1900 CML, L.L.C.	Delaware
22	1900 CMZ, L.L.C.	Delaware
23	1900 Crystal Drive, L.L.C.	Delaware
24	1900 Crystal Drive Mezz, L.L.C.	Delaware
25	1900 Crystal Drive MT, L.L.C.	Delaware
26	2000-01 SB, L.L.C.	Delaware
27	2000-01 SB Mezz, L.L.C.	Delaware
28	2000-2001 S. Bell ML, L.L.C.	Delaware
29	2000-2001 S. Bell MZ, L.L.C.	Delaware
30	2000-2001 S. Bell, L.L.C.	Delaware
31	220 S. 20th Street LLC	Delaware
32	220 S. 20th Street Member, L.L.C.	Delaware
33	2200 Clarendon, L.L.C.	Delaware
34	2221 South Clark, L.L.C. (Shelf Entity)	Delaware
35	2300 Clarendon, L.L.C.	Delaware
36	2301 Richmond Highway, L.L.C. (Shelf Entity)	Delaware
37	2900 Potomac Avenue, L.L.C.	Delaware
38	2901 Main Line Boulevard, L.L.C.	Delaware
39	3150 Exchange Avenue, L.L.C.	Delaware

40	3151 Exchange Avenue, L.L.C.	Delaware
41	3330 Exchange Avenue, L.L.C.	Delaware
42	3331 Exchange Avenue, L.L.C.	Delaware
43	3450 Exchange Avenue, L.L.C.	Delaware
44	3451 Exchange Avenue, L.L.C.	Delaware
45	4747 Bethesda Venture, LLC	Delaware
46	50 Patterson Office, L.L.C.	Delaware
47	51 N 50 Patterson Holdings, L.L.C.	Delaware
48	51 N Residential, L.L.C.	Delaware
49	601 E. Glebe Road, L.L.C.	Delaware
50	7200 Wisconsin, L.L.C.	Delaware
51	7900 Wisconsin Residential, L.L.C.	Delaware
52	Arna-Eads, L.L.C.	Delaware
53	Arna-Fern, L.L.C.	Delaware
54	Ashley House Member, L.L.C.	Delaware
55	Ashley House Residential, L.L.C.	Delaware
56	Atlantic Residential A, L.L.C.	Delaware
57	Atlantic Residential C, L.L.C.	Delaware
58	Atlantic Retail B, L.L.C.	Delaware
59	Ballpark Square REA Manager, Inc.	Delaware
60	Blue Lion Cell 2, PC	District of Columbia
61	Blue Lion PCC, LLC	District of Columbia
62	Building Maintenance Services LLC	Delaware
63	Central Place Office, L.L.C.	Delaware
64	Central Place REIT, L.L.C.	Delaware
65	Central Place TRS, L.L.C.	Delaware
66	CESC 1101 17th Street Limited Partnership	Maryland
67	CESC 1101 17th Street Manager, L.L.C.	Delaware
68	CESC 1101 17th Street, L.L.C.	Delaware
69	CESC 1150 17th Street LLC	Delaware
70	CESC 1150 17th Street Manager, L.L.C.	Delaware
71	CESC 2101 L Street LLC	Delaware
72	CESC Crystal Square Four L.L.C.	Delaware
73	CESC Crystal/Rosslyn II, L.L.C.	Delaware
74	CESC Crystal/Rosslyn L.L.C.	Delaware
75	CESC District Holdings L.L.C.	Delaware
76	CESC Downtown Member L.L.C.	Delaware
77	CESC Engineering TRS, LLC	Delaware
78	CESC Gateway One L.L.C.	Delaware
79	CESC Gateway Two Limited Partnership	Virginia
80	CESC Gateway Two Manager L.L.C.	Virginia
81	CESC Gateway Two Member L.L.C.	Delaware
82	CESC Gateway Two Venture L.L.C.	Delaware
83	CESC Gateway/Square L.L.C.	Delaware

84	CESC Gateway/Square Member L.L.C.	Delaware
85	CESC H Street L.L.C.	Delaware
86	CESC Mall L.L.C.	Virginia
87	CESC Mall Land L.L.C.	Delaware
88	CESC One Democracy Plaza L.P.	Maryland
89	CESC One Democracy Plaza Manager L.L.C.	Delaware
90	CESC Park Five Land L.L.C.	Delaware
91	CESC Park Five Manager L.L.C.	Virginia
92	CESC Park Four Land L.L.C.	Delaware
93	CESC Park Four Manager L.L.C.	Virginia
94	CESC Park One Land L.L.C.	Delaware
95	CESC Park One Manager L.L.C.	Delaware
96	CESC Park Three Land L.L.C.	Delaware
97	CESC Park Three Manager L.L.C.	Virginia
98	CESC Park Two L.L.C.	Delaware
99	CESC Park Two Land L.L.C.	Delaware
100	CESC Plaza Five Limited Partnership	Virginia
101	CESC Plaza Limited Partnership	Virginia
102	CESC Plaza Manager L.L.C.	Virginia
103	CESC Potomac Yard LLC	Delaware
104	CESC Square L.L.C.	Virginia
105	CESC TRS, L.L.C.	Delaware
106	CESC Water Park L.L.C.	Virginia
107	Charles E. Smith Commercial Realty L.P.	Virginia
108	Clarendon Plaza L.L.C.	Delaware
109	Crystal Gateway 3 Owner Member, L.L.C.	Delaware
110	Crystal Gateway 3 Owner, L.L.C.	Delaware
111	Crystal Gateway 3 Venture, L.L.C.	Delaware
112	Crystal Tech Fund LP	Delaware
113	Falkland Preservation Member, L.L.C.	Delaware
114	Falkland Preservation, L.L.C.	Delaware
115	Falkland/REC Holdco Member, L.L.C.	Delaware
116	Falkland/REC Holdco, L.L.C.	Delaware
117	Fifth Crystal Park Associates Limited Partnership	Virginia
118	First Crystal Park Associates Limited Partnership	Virginia
119	Florida Avenue Residential, L.L.C.	Delaware
120	Fort Totten North, L.L.C.	Delaware
121	Fourth Crystal Park Associates Limited Partnership	Virginia
122	H Street Building Corporation	Delaware
123	H Street Management LLC	Delaware
124	James House Member LLC	Delaware
125	James House Residential, L.L.C.	Delaware
126	JBG Associates, L.L.C.	Delaware
127	JBG Core Venture I, L.P.	Delaware

128	JBG SMITH Management Services, L.L.C.	Delaware
129	JBG SMITH Properties	Maryland
130	JBG SMITH Properties LP	Delaware
131	JBG Urban, L.L.C.	Delaware
132	JBG/1250 First Member, L.L.C.	Delaware
133	JBG/1300 First Street, L.L.C.	Delaware
134	JBG/1831 Wiehle Lessee, L.L.C.	Delaware
135	JBG/1861 Wiehle, L.L.C.	Delaware
136	JBG/55 New York Avenue, L.L.C.	Delaware
137	JBG/6th Street Associates, L.L.C.	Delaware
138	JBG/Asset Management, L.L.C.	Delaware
139	JBG/BC Chase Tower, L.P.	Delaware
140	JBG/BC GP, L.L.C.	Delaware
141	JBG/BC Investor, L.P.	Delaware
142	JBG/Bethesda Avenue, L.L.C.	Delaware
143	JBG/Commercial Management, L.L.C.	Delaware
144	JBG/Core I GP, L.L.C.	Delaware
145	JBG/Core I LP, L.L.C.	Delaware
146	JBG/Development Group, L.L.C.	Delaware
147	JBG/Development Services, L.L.C.	Delaware
148	JBG/Fund IX Transferred, L.L.C.	Delaware
149	JBG/Fund VI Transferred, L.L.C.	Delaware
150	JBG/Fund VII Transferred, L.L.C.	Delaware
151	JBG/Fund VII Trust	Maryland
152	JBG/Fund VIII Transferred, L.L.C.	Delaware
153	JBG/Fund VIII Trust	Maryland
154	JBG/Hatton Retail, L.L.C.	Delaware
155	JBG/Landbay G Member, L.L.C.	Delaware
156	JBG/Landbay G, L.LC.	Delaware
157	JBG/L'Enfant Plaza Member, L.L.C.	Delaware
158	JBG/L'Enfant Plaza Mezzanine, L.L.C.	Delaware
159	JBG/Lionhead, L.L.C.	Delaware
160	JBG/N & Patterson Member, L.L.C.	Delaware
161	JBG/Residential Management, L.L.C.	Delaware
162	JBG/Retail Management, L.L.C.	Maryland
163	JBG/Shay Retail, L.L.C.	Delaware
164	JBG/Sherman Member, L.L.C.	Delaware
165	JBG/Tenant Services, L.L.C.	Delaware
166	JBG/UDM Transferred, L.L.C.	Delaware
167	JBG/West Half Residential Member, L.L.C.	Delaware
168	JBG/Woodmont II, L.L.C.	Delaware
169	JBGS Employee Company, L.LC.	Delaware
170	JBGS/1101 South Capitol, L.L.C.	Delaware
171	JBGS/1235 South Clark, L.L.C.	Delaware

172	JBGS/17th Street Holdings, L.P.	Delaware
173	JBGS/17th Street, L.L.C.	Delaware
174	JBGS/CES Management, L.L.C.	Delaware
175	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
176	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
177	JBGS/Company Manager, L.L.C.	Delaware
178	JBGS/Courthouse I, L.L.C.	Delaware
179	JBGS/Courthouse II, L.L.C.	Delaware
180	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
181	JBGS/Management OP, L.P.	Delaware
182	JBGS/Pentagon Plaza, L.L.C.	Virginia
183	JBGS/Recap GP L.L.C.	Delaware
184	JBGS/Recap, L.L.C.	Delaware
185	JBGS/TRS, L.L.C.	Delaware
186	JBGS/Waterfront Holdings, L.L.C.	Delaware
187	JGBS/OP Management Services, L.L.C.	Delaware
188	Landbay G Potomac Yards Owners Association	Virginia
189	LBF CE Owner, L.L.C.	Delaware
190	LBF Declarant, L.L.C.	Delaware
191	LBF NTV Investor Member, L.L.C.	Delaware
192	LBG Declarant, L.L.C.	Delaware
193	LEO Impact Capital, L.L.C.	Delaware
194	LEO Impact Housing Fund Manager, L.L.C.	Delaware
195	LEP Manager, L.L.C.	Delaware
196	Market Square Fairfax MM LLC	Delaware
197	MTV Holdco, L.L.C.	Delaware
198	National Landing Business Owners' Association, Inc.	Virginia
199	National Landing Development, L.L.C.	Delaware
200	New Kaempfer Waterfront LLC	Delaware
201	N. Moore Acquisition, L.L.C.	Delaware
202	North Glebe Office, L.L.C.	Delaware
203	NTV Holdco, L.L.C.	Delaware
204	Park One Member L.L.C.	Delaware
205	PM Investor Member, L.L.C.	Delaware
206	PM Mezz, L.L.C.	Delaware
207	PM Venture I, L.L.C.	Delaware
208	Potomac Creek Associates, L.L.C.	Delaware
209	Potomac East Master Association, Inc.	Virginia
210	Potomac East Mixed-Use Association, Inc.	Virginia
211	Potomac House Member, L.L.C.	Delaware
212	Potomac House Residential, L.L.C.	Delaware
213	PY Landbay H, L.L.C. (fka JBG/Atlantic LP, L.L.C.)	Delaware
214	PY RR Land, L.L.C.	Delaware
215	SEAD OP, L.L.C.	Delaware

216	SEAD, L.L.C.	Delaware
217	Sherman Avenue LLC	District of Columbia
218	Smart City, L.L.C. (Shelf Entity)	Delaware
219	SMB Tenant Services, LLC	Delaware
220	Third Crystal Park Associates Limited Partnership	Virginia
221	UBI Management LLC	Delaware
222	Washington CT Fund GP LLC	Delaware
223	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
224	Washington Housing Initiative Impact Pool, L.L.C.	Delaware
225	Washington Mart TRS, L.L.C.	Delaware
226	Water Park Lessee, L.L.C.	Delaware
227	Waterfront 375 M Street, LLC	Delaware
228	Waterfront 425 M Street, LLC	Delaware
229	West Half Residential II, L.L.C.	Delaware
230	West Half Residential III, L.L.C.	Delaware